UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2017

Pillarstone Capital REIT
(Exact name of registrant as specified in charter)

Maryland	001-15409	39-6594066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10011 Valley Forge Drive, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (440) 283-6319
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant.

On January 19, 2017, upon the recommendation of the Company’s Audit Committee, the Board of Trustee of Pillarstone Capital REIT (the “Company”) dismissed Boulay PLLP (“Boulay”) as the Company’ independent registered public accounting firm.

The reports of Boulay on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle except as follows:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the lack of revenue generating operations, the Company’s recurring net losses, negative cash flow from operations and accumulated deficit raise substantial doubt about the Company’s ability to continue as a going concern. The consolidated statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.”

During the Company’s fiscal years ended December 31, 2015 and 2016 and through January 19, 2017 (1) there were no disagreements with Boulay on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Boulay, would have caused Boulay to make reference to the matter in its report and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”). The Company provided Boulay with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K. The Company has requested that Boulay furnish to it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated January 19, 2017, is filed as Exhibit 16.1 to this Form 8-K.

On January 19, 2017 (the “Engagement Date”), upon the recommendation of the Company’s Audit Committee, the Board of Trustees of the Company engaged Pannell Kerr Forster of Texas, P. C. (“PKF”) as the Company’s independent registered public accounting firm, beginning with the period ended December 31, 2016.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Company nor anyone on its behalf consulted PKF regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
16.1	Letter from Boulay PLLP to the Securities and Exchange Commission dated January 19, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pillarstone Capital REIT
(Registrant)

Date:	January 20, 2017	By: /s/ John J. Dee
Name: John J. Dee Title: Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Boulay PLLP to the Securities and Exchange Commission dated January 19, 2017.